UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 19, 2021

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

    This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of SilverBow Resources, Inc. (the “Company”), dated November 19, 2021 and filed with the Securities and Exchange Commission on November 22, 2021 (the “Initial Form 8-K”), which reported under Item 2.01 that on November 19, 2021, the Company and its operating subsidiary, SilverBow Resources Operating, LLC completed the acquisition of certain oil and gas interests and associated assets (the “Assets”) acquired from Teal Natural Resources, LLC and Castlerock Production, LLC (the “Acquisition”). This amendment is filed to provide the financial statements of a business acquired by the Company and the pro forma financial information of the Company for the Acquisition as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired

    The audited statement of revenues and direct operating expenses for the Assets for the year ended December 31, 2020, including the notes thereto, are filed herewith as Exhibit 99.1. The unaudited statement of revenues and direct operating expenses for the Assets for the nine months ended September 30, 2021, including the notes thereto, are also as filed herewith as Exhibit 99.1.

(b) Pro forma financial information

    The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021, including the notes thereto, giving effect to the Acquisition are filed herewith as Exhibit 99.2. The unaudited pro forma financial information gives effect to the Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Weaver and Tidwell, L.L.P.
99.1
Audited Statement of Revenues and Direct Operating Expenses of the Assets for the year ended December 31, 2020, including the notes thereto, and Unaudited Statement of Revenues and Direct Operating Expenses of the Assets for the nine months ended September 30, 2021, including the notes thereto.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet of SilverBow Resources, Inc. as of September 30, 2021 and the Unaudited Pro Forma Condensed Combined Statements of Operations of SilverBow Resources, Inc. for the year ended December 31, 2020 and the nine months ended September 30, 2021, including the notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 2, 2022

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel
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